UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): June 25, 2009
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 7.01. Regulation FD Disclosure.
     On June 25, 2009, Chico’s FAS, Inc. (the “Company”) issued a press release announcing preliminary results related to proposals voted upon at its 2009 Annual Meeting of Stockholders. In addition, the Company commented on its comparable store sales for the quarter-to-date.
     A copy of the press release issued on June 25, 2009 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
     Exhibit 99.1     Chico’s FAS, Inc. Press Release dated June 25, 2009

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: June 25, 2009	By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger, Executive Vice President—
Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Chico’s FAS, Inc. Press Release dated June 25, 2009

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